Seligman
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                                                           SELECT
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                                                         Municipal
                                                         Fund, Inc.
                                                          [photo]






Seligman Select Municipal Fund, Inc.                  [GRAPHIC OMITTED]
             Managed by
          [GRAPHIC OMITTED]                          First Quarter Report
        J. & W. SELIGMAN & CO.                          March 31, 1999
             INCORPORATED
   Investment Managers and Advisors
           ESTABLISHED 1864
  100 Park Avenue, New York, NY 10017


Photo: Courtesy Michigan Travel Bureau
                                 CESEL3a 3/99


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TO THE STOCKHOLDERS

During Seligman Select Municipal Fund's first fiscal quarter of 1999, the US economy remained strong. Consumer confidence continued to be a powerful, and often underestimated, economic force as a result of high employment and increasing asset prices.

   During this three-month period, an unexpected acceleration in economic activity led to concerns that inflation might reappear, pushing Treasury yields significantly higher. Treasury bond yields fluctuated within a range of 63 basis points while municipal bond yields remained relatively stable, fluctuating within a much narrower range of 18 basis points.

   During 1998, yield spreads between municipal bonds and Treasuries were unprecedentedly narrow. However, this has begun to reverse and, during the first quarter, yield spreads between municipal bonds and Treasury bonds began to widen to a more historically normal range. We believe that this will continue and, as it does, the performance of the municipal market should improve relative to the Treasury market.

   The ongoing economic expansion in the US continued to benefit the municipal bond market during the period under review. Municipal bond issuers have been able to improve their financial situations and, for the fourth year in a row, there were more credit-rating upgrades than downgrades. We expect that this positive trend will continue.

   The Fund's manager, J. & W. Seligman & Co. Incorporated, continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer issue. We are confident that there will be no disruption in the investment and shareholder services provided by the Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

   We appreciate your confidence in Seligman Select Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,



/s/ William C. Morris
----------------------
William C. Morris
Chairman

                                                             /s/ Thomas G. Moles
                                                            --------------------
                                                                 Thomas G. Moles
                                                                       President


April 30, 1999

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES
[PHOTO]

Seligman Municipals Team: (standing from left)
Audrey Kuchtyak, Theresa Barion, Debra
McGuinness, (seated) Eileen Comerford,
Thomas G. Moles (Portfolio Manager)


WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN SELECT MUNICIPAL FUND OVER THE LAST THREE MONTHS?

   The municipal market remained stable over the past three months, in contrast to the volatile US Treasury market. Long-term municipal interest rates fluctuated within a narrow trading range of just 18 basis points, while the 30-year Treasury bond experienced a considerably wider yield range of 63 basis points. The sharp increase in Treasury yields was due mostly to an unexpected acceleration in economic activity, which prompted renewed concerns over the sustainability of low inflation.

   During 1998, historically low interest rates led to a surge in municipal new issue volume. This increase in supply caused the yield spread between municipal bonds and Treasury bonds to narrow, making municipals particularly attractive. For a brief period in October, long-term municipal yields actually exceeded long-term Treasury yields, an unusual occurrence given the tax advantages of municipal ownership. During the first three months of 1999, municipal new issue volume slowed from its robust pace. As a result, the yield spread between municipal bonds and Treasury bonds has been widening. As yield spreads normalize going forward, the performance of the municipal market should improve relative to the Treasury market.

   The US economy has entered its ninth year of economic expansion and the financial condition of the nation's states, cities, and municipalities has been steadily improving. For the fourth year in a row, credit-rating upgrades exceeded downgrades. This positive trend is expected to continue in the months ahead with the possible exception of healthcare bonds, whose issuers have been experiencing increased financial and operating pressures.


WHAT WAS YOUR INVESTMENT STRATEGY?

   Our investment strategy has been consistent with our positive outlook for the economy and long-term interest rates. Purchases for the quarter consisted of municipal bonds with maturities of 30 to 40 years. In general, the longer the maturity of a municipal bond, the higher the yield. Additionally, longer-term bonds offer the greatest opportunity for price appreciation during periods of declining interest rates. (Conversely, in periods of rising interest rates, long-term bonds depreciate more than shorter-term bonds.) During the past three months, long-term municipal yields rose slightly, resulting in a decline of less than 1% of Seligman Select Municipal Fund's net asset value.

   All new purchases were triple "A" insured bonds due to the prevailing narrow yield spread between high-quality and lower-quality bonds. Lower-quality bonds do not currently offer enough additional yield to compensate for the increased credit risk. For the quarter, insured bonds outperformed lower-quality bonds. Further, we have concentrated new purchases in the essential service sector, which includes transportation, water and sewer, and higher education bonds. Overall, essential service bonds have a predictable revenue stream and a positive credit outlook. The credit quality of the portfolio's holdings is of paramount


2

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INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

importance. Therefore, all municipal bonds, including triple "A" insured bonds, must meet our credit criteria before we approve them for purchase. In addition, we continually monitor the issuers of our portfolio holdings to ensure that they remain financially sound.

   The lower interest-rate environment has increased the likelihood that municipal issuers will act to reduce their interest costs by redeeming their higher-coupon callable bonds. (A callable bond can be redeemed by the issuer, prior to maturity, at specified prices and at predetermined dates.) In our ongoing effort to extend the call protection of the Fund, we have reduced the percentage of holdings callable within the next two years. This strategy did reduce the Fund's investment income. However, by taking a proactive approach, we can reduce the potential reinvestment risk posed by a further decline in interest rates.


WHAT IS YOUR OUTLOOK?

   The municipal bond market has been the beneficiary of a healthy economy and a stable rate of inflation, and we anticipate that these favorable market conditions will continue for the balance of the year. Recently, economic reports have suggested that economic activity may be strengthening, raising concerns about an acceleration in the rate of inflation. In response, long-term municipal yields have inched up modestly. However, we believe that any increase in long-term yields will be temporary and our outlook remains positive. We continually monitor economic and market conditions and will revise the Fund's investment strategy to reflect shifts in market trends.


                                                                               3
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INVESTMENT RESULTS PER COMMON SHARE

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TOTAL RETURNS*
For Periods Ended March 31, 1999


                                                      Average Annual
                                            ----------------------------------

                                                                       Since
                                 Three        One          Five      Inception
                                Months       Year          Years      2/15/90
                                ------       ----          -----      -------
         Market Price**         (3.14)%       5.36%        7.07%       7.62%
         Net Asset Value**       0.64         6.48         7.72        8.68


PRICE PER SHARE
                                    March 31,     December 31,
                                      1999            1998
                                   -----------     -----------
         Market Price                $12.00          $12.5625
         Net Asset Value              12.20           12.29

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                                             Capital Gain
                                                       ------------------------
                                      Dividends Paid+  Realized      Unrealized
                                      --------------   --------      ----------
                                         $0.162         $0.028         $1.155++

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at March 31, 1999, was 5.40%, which is equivalent to a taxable yield of 8.94% based on the maximum federal tax rate of 39.6%.

         -------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

   * Returns for periods of less than one year are not annualized.

  ** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

   + Preferred Stockholders were paid dividends at annual rates ranging from 3.00% to 3.75%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

  ++ Represents the per share amount of unrealized appreciation of portfolio securities as of March 31, 1999.
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4

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PORTFOLIO OF INVESTMENTS (unaudited)                              March 31, 1999

------------------------------------------------------------------------------------------------------------------------
                        Face                                                                Ratings
State                  Amount               Municipal Bonds                                Moody's/S&P      Market Value
------------------------------------------------------------------------------------------------------------------------

ALABAMA -- 6.3%      $10,000,000  Jefferson County Sewer Rev.
                                    (Capital Improvement Warrants),
                                    51/8% due 2/1/2039 ...............................      Aaa/AAA         $ 9,791,400

                       5,000,000  Mcintosh Industrial Development Board,
                                    Environmental Facilities Rev. (Cibaspecialty
                                    Chemicals), 53/8% due 6/1/2028 ...................       A2/AA-           5,047,700

ALASKA -- 2.8%         6,240,000  Alaska Housing Finance Corp. (Collateralized
                                    Home Mortgage Rev.), 7.65% due 6/1/2024 ..........      Aaa/AAA           6,618,331

CALIFORNIA -- 15.6%    9,130,000  California Pollution Control Financing Authority
                                    Sewage and Solid Waste Disposal Facilities
                                    Rev. (Anheuser-Busch Project),
                                    53/4% due 12/1/2030* .............................       A1/A+            9,619,277

                       4,000,000  San Diego Public Facilities Financing Authority
                                    Sewer Rev. Series 1999-A,
                                    5% due 5/15/2029 .................................     Aaa/AAA            3,944,600

                       5,700,000  San Diego Public Facilities Financing Authority
                                    Sewer Rev. Series 1999-B,
                                    5% due 5/15/2029 .................................     Aaa/AAA            5,621,055

                       0,000,000  San Francisco City and County Airports
                                    Commission Rev. (International Airport),
                                    6.30% due 5/1/2025* ..............................     Aaa/AAA           11,003,900

                       6,000,000  San Joaquin Hills Transportation Corridor Agency
                                    Rev. (Orange County Senior Lien Toll Road),
                                    63/4% due 1/1/2032 ...............................     Aaa/AAA            6,766,500

DELAWARE -- 2.2%       5,000,000  Delaware Economic Development Authority
                                    Exempt Facilities Rev. (Delmarva Power and
                                    Light Co. Project), 7.60% due 3/1/2020* ..........     Aaa/AAA            5,269,700

FLORIDA -- 2.1%        1,635,000  Florida Housing Finance Agency (Home Ownership
                                    Rev.), 7.90% due 3/1/2022* .......................      Aaa/NR            1,721,164

                       3,060,000  Orange County Housing Finance Authority
                                    (Mortgage Rev.), 7.80% due 10/1/2022* ............      Aaa/NR            3,174,964

ILLINOIS -- 2.1%       5,000,000  Chicago GOs, 51/4% due 1/1/2028 ....................     Aaa/AAA            5,024,900

INDIANA -- 2.2%        5,000,000  Indiana Employment Development Commission
                                    Environmental Rev. (Public Service Company of
                                    Indiana Inc.), 71/2% due 3/15/2015* ..............     Aaa/AAA            5,276,550

LOUISIANA -- 4.8%      9,325,000  Louisiana Public Facilities Authority Hospital Rev.
                                    (Southern Baptist Hospitals, Inc. Project),
                                    8% due 5/15/2012 .................................      NR/AAA           11,386,571

MASSACHUSETTS -- 4.4%  5,500,000  Massachusetts Bay Transportation Authority General
                                    Transportation System Rev., 55/8% due 3/1/2026 ...     Aaa/AAA            6,024,645

                       4,175,000  Massachusetts Housing Finance Agency Rev.
                                    (Multi-Family Residential Development),
                                    7.65% due 2/1/2028* ..............................     Aaa/AAA            4,287,975

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See footnotes on page 7.

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PORTFOLIO OF INVESTMENTS (unaudited) (continued)


--------------------------------------------------------------------------------------------------------------------------------
                              Face                                                                   Ratings
State                        Amount                  Municipal Bonds                                 Moody's/S&P    Market Value
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN -- 0.9%          $ 2,000,000  Kalamazoo Hospital Finance Authority Rev.
                                        (Bronson Methodist Hospital), 51/2% due 5/15/2028 ........     Aaa/NR        $ 2,077,480

NEVADA -- 3.1%              7,000,000  Clark County Industrial Development Rev. (Nevada
                                        Power Company Project), 7.80% due 6/1/2020* ..............    Aaa/AAA          7,450,940

NEW JERSEY -- 4.7%          7,000,000  New Jersey Economic Development Authority
                                        Water Facilities Rev. (American Water Co. Inc.),
                                        53/8% due 5/1/2032* ......................................    Aaa/AAA          7,167,090

                            2,000,000  New Jersey Educational Facilities Authority Rev.
                                        (Princeton University), 6% due 7/1/2024 ..................    Aaa/AAA          2,198,520

                            1,700,000  New Jersey Housing & Mortgage Finance Agency
                                        (Home Buyer Rev.), 7.70% due 10/1/2029* ..................    Aaa/AAA          1,745,628

NEW YORK -- 9.4%           10,000,000  New York State Energy Research & Development
                                        Authority Electric Facilities Rev. (Consolidated
                                        Edison Co. NY Inc. Project), 6.10% due 8/15/2020 .........    Aaa/AAA         10,998,300

                           10,000,000  New York State Thruway Authority General Rev.,
                                        6% due 1/1/2025 ..........................................    Aaa/AAA         11,171,300

NEW YORK AND                6,500,000  Port Authority of New York and New Jersey
  NEW JERSEY -- 2.9%                     (JFK International Air Terminal LLC Project
                                        Rev.), 53/4% due 12/1/2022* ..............................     Aaa/AAA         6,954,285

OHIO -- 4.4%                5,895,000  Cleveland Waterworks Improvement First
                                        Mortgage Rev., 53/4% due 1/1/2021 ........................     Aaa/AAA         6,560,133

                              105,000  Cleveland Waterworks Improvement First
                                        Mortgage Rev., 53/4% due 1/1/2021 ........................     Aaa/AAA           111,973

                            3,675,000  Ohio Housing Finance Agency (Single Family
                                        Mortgage Rev.), 7.65% due 3/1/2029* ......................      NR/AAA         3,763,568

PENNSYLVANIA -- 7.1%        2,500,000  Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* ..............     Aaa/AAA         2,703,375

                            3,000,000  Lehigh County Industrial Development Authority
                                        Pollution Control Rev. (Pennsylvania Power &
                                        Light Company Project), 6.15% due 8/1/2029 ...............     Aaa/AAA         3,320,460

                           10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025* ...........     Aaa/AAA        10,805,000

SOUTH CAROLINA -- 2.1%      5,000,000  South Carolina Ports Authority Rev.,
                                        5.30% due 7/1/2026* ......................................     Aaa/AAA         4,999,550

TENNESSEE -- 3.7%           8,000,000  Humphreys County Industrial Development Board
                                        Solid Waste Disposal Rev. (E.I. duPont de
                                        Nemours & Co. Project), 6.70% due 5/1/2024* ..............     Aa3/AA-         8,861,120

TEXAS -- 5.7%               5,000,000  Lower Neches Valley Authority Industrial
                                        Development Corp. Sewer Facilities Rev. (Mobil
                                        Oil Refining Corp. Project), 6.40% due 3/1/2030* .........      Aa2/AA         5,450,650

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See footnotes on page 7.

6

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                                                                  March 31, 1999




---------------------------------------------------------------------------------------------------------------------------------
                           Face                                                                        Ratings
State                     Amount                 Municipal Bonds                                      Moody's/S&P    Market Value
---------------------------------------------------------------------------------------------------------------------------------

TEXAS (continued)      $ 7,500,000  Matagorda County Navigation District No. 1
                                      Pollution Control Rev. (Central Power and Light
                                      Co. Project), 61/8% due 5/1/2030* ..........................     Aaa/AAA       $  8,136,225

VIRGINIA -- 2.1%         5,000,000  Pocahontas Parkway Association Toll Road Rev.
                                      (Route 895 Connector), 51/2% due 8/15/2028 .................   Baa3/BBB-          4,928,000

WASHINGTON -- 9.2%       4,795,000  Chelan County Public Utility District No. 001
                                      (Chelan Hydro Consolidated System Rev.),
                                      61/4% due 7/1/2017* ........................................    Aaa/AAA           5,283,515

                         5,000,000  Chelan County Public Utility District No. 001
                                      (Chelan Hydro Consolidated System Rev.),
                                      6.35% due 7/1/2028* ........................................    Aaa/AAA           5,550,150

                        10,000,000  King County Sewer GOs, 61/8% due 1/1/2033 ....................    Aaa/AAA          10,976,800
                                                                                                                     ------------
Total Municipal Bonds (Cost $216,463,044)-- 97.8% ...........................................................         231,793,294
Variable Rate Demand Notes (Cost $1,300,000)-- 0.5% .........................................................           1,300,000
Other Assets Less Liabilities-- 1.7% ........................................................................           3,937,532
                                                                                                                     ------------
Net Investment Assets-- 100.0% ..............................................................................        $237,030,826
                                                                                                                     ============
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* Interest income earned from this security is subject to the federal alternative minimum tax.
Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.
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